                                  SCHEDULE 14A
                                  Rule 14a-101
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement    [_] Confidential, for use of the Commission
                                        (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  DYCAM INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.

    [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:
    ----------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
    ----------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    ----------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
    ----------------------------------------------------------------------------
    (5) Total fee paid:
    ----------------------------------------------------------------------------
    [_] Fee paid previously with preliminary materials.
    ----------------------------------------------------------------------------
    [_] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
    ----------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
    ----------------------------------------------------------------------------
    (3) Filing Party:
    ----------------------------------------------------------------------------
    (4) Date Filed:
    ----------------------------------------------------------------------------

DYCAM INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held July 30, 1997


TO THE STOCKHOLDERS:

     Notice is hereby given that the 1997 Annual Meeting of Stockholders of Dycam Inc. (the "Company") will be held at the Chatsworth Hotel at 9777 Topanga Canyon Boulevard, Chatsworth, California 91311, on July 30, 1997, at 10:00 a.m., Los Angeles time, for the following purposes:

     1.   To elect the Company's Board of Directors;

     2. To ratify the appointment of the Company's independent accountants for the fiscal year ended 1996.

     3. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

     Only holders of record of the Common Stock of the Company at the close of business on June 15, 1997 are entitled to notice of and to vote at the Annual Meeting and adjournment(s) or postponement(s) thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a Proxy.


                                        John A. Edling
                                        Secretary

Chatsworth, CA 91311
June 30, 1997


IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                  DYCAM INC.

                               ________________

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held July 30, 1997


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dycam Inc., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders to he held at the Chatsworth Hotel, 9777 Topanga Canyon Boulevard, Chatsworth, California 91311, at 10:00 AM, Los Angeles time, on July 30, 1997 and any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted as indicated on the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her Proxy at any time before it is voted by either filing a written notice of revocation or a duly executed Proxy bearing a later date with the Secretary of the Company, at its principal executive offices. or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on June 15, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the record date, 3,120,836 shares of the Company's Common Stock, par value $.01 per share, were outstanding. The Common Stock is the only outstanding class of securities entitled to vote at the meeting. A stockholder is entitled to cast one vote for each share of Common Stock held on the record date (each a "Share") on all matters to be considered at the Annual Meeting. Abstentions and shares held by brokers that are prohibited from exercising discretionary authority will be counted as present for the purposes of determining if a quorum is present.

     The Company's principal executive offices are located at 9414 Eton Avenue, Chatsworth, California 91311 and its telephone number is (818) 998-8008. This Proxy Statement and the accompanying Proxy were mailed to all stockholders entitled to vote at the Annual Meeting on or about June 30, 1997.

                             ELECTION OF DIRECTORS

     The Bylaws of the Company provides that the Board of Directors shall consist of not less than four and not more than seven members, which number of directors shall be determined from time to time by vote of a majority of the entire Board of Directors. Directors serve a one-year term or until their successors have been duly qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any postponement or adjournment thereof, the proxies will be voted for such nominee as shall be designated by the current Board of Directors to fill the vacancy. The Company has no reason to believe that any of the below listed nominees will be unwilling or unable to serve if elected as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

     The Board of Directors proposes the election of the following nominees as
Directors:

                              John A. Edling
                              George Ismael
                              Ann Graham Ehringer
                              Barry Porter
                              Marshall Geller
                              K. Eugene Shutler

     Each of the nominees except Mr. Shutler is currently a member of the board of directors. If elected, each nominee is expected to serve until the 1997 Annual Meeting of Stockholders. The affirmative vote of a majority of the Shares present in person or represented by proxy at the Annual Meeting and voting on the election of the Directors, is required for the election of each of the above named nominees.

         INFORMATION WITH RESPECT TO NOMINEES AND EXECUTIVE OFFICERS.

     The following table sets forth certain information with respect to the nominees, continuing directors, and executive officers of the Company

                                            PRINCIPAL
NAME                        AGE             OCCUPATION
----                        ---             ----------
DIRECTORS
John A. Edling              42              Chairman of the Board, Chief
                                            Executive Officer, President,
                                            Secretary, and Treasurer

George Ismael               49              Vice President of Engineering; Director

Ann Ehringer                58              Director since 1995

Barry Porter                40              Director since 1995

Marshall Geller             58              Director since 1995

K. Eugene Shutler           59              Chairman of the Board, Chief
                                            Executive Officer of Styles;
                                            Chairman of the Board, Chief
                                            Executive Officer, and Secretary of
                                            Forever Yours Inc.

OTHER EXECUTIVE OFFICERS

Ronald Iversen              46              Vice President of Sales and
                                            Marketing


     The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors. There is no family relationship among any of the officers or directors of the Company.

     The directors of the Company are elected annually. Directors may be removed with or without cause by a vote of the majority of the Stockholders then entitled to vote.

     MR. EDLING is the Chief Executive Officer, President, Treasurer, Secretary and Chairman of the Board of Directors of the Company. Mr. Edling was a co-founder of the Company and served as its Chief Operating Officer from March 1991 until he became Chief Executive Officer and President in December 1991. Mr. Edling resigned as Chief Executive Officer of the Company effective November 1994, continuing to serve in his other capacities, and was reappointed to that position effective March 1995. Since the merger of the Company with Styles on Video, Inc. ("Styles") in February 1994, Mr. Edling has also served as the Company's Chief Financial Officer. From November 1988 until March 1991 he was Product Development Manager for Dataproducts Corporation ("Dataproducts"), where he had responsibility for the design, development, and advanced marketing of Dataproducts' laser printer products and systems. Mr. Edling holds a BS in Finance from California State University, Northridge.

     MR. ISMAEL is Vice President of Engineering and a member of the Board of Directors of the Company. Mr. Ismael was a co-founder of the Company and has served as Vice President of Engineering since November 1990. Between 1987 and 1990, Mr. Ismael was Director of Engineering for Genicom Corporation ("Genicom"), where he was responsible for a team of engineers developing non-impact printer systems. Prior to joining Genicom, Mr. Ismael worked in engineering management positions at Dataproducts. Mr. Ismael holds a BA in English from California State University, Northridge.

     DR. EHRINGER has served on the Board of Directors since June 1995. Dr. Ehringer currently is Director, Family & Closely-Held Businesses Program and Associate Professor of Entrepreneurship, Marshall School of Business, University of Southern California. Since 1993 she also has been owner, Chairman, and CEO of S.P. Lodge, Inc. (d.b.a. Saddle Peak Lodge, a fine dining restaurant). She also is a director of Styles, UStel, Inc. (NASDAQ), Guggenheim Dental Supply, Inc., Truck Rail Handling, Inc./Quality Transport, Inc., United Ad Label, Inc., and American Etching and Manufacturing, and participates as a director in several non-profit corporations including the California Heritage Museum Advisory Council and the Pepperdine University Crest Associates Advisory Board. Dr. Ehringer received a BA from the University of Hawaii in 1960, an MA from Stanford University in 1967, an O.P.M.7 from Harvard University School of Business, Owner, President Management Program in 1982 and a Ph.D. in Business Management from the University of Southern California in 1992.

     MR. PORTER was appointed to the Board of Directors in November 1995. Since 1993, Mr. Porter has served as Managing Director of Pacific Capital Group, Inc., a private merchant banking firm. Prior thereto, Mr. Porter was a Senior Managing Director in the investment banking group of Bear, Stearns & Co. Inc., a firm he joined in 1986. Prior to 1986, Mr. Porter practiced corporate, securities, and entertainment law with the Los Angeles firm of Wyman, Bautzer, Rothman, Kuchel, and Silbert. Mr. Porter serves on the Board of Directors of OpTel, Inc., Campuslink Communications Systems, Inc., and Styles. Mr. Porter is a graduate of the Wharton School of the University of Pennsylvania, he earned an MBA at the University of California at Berkeley Graduate School of Business Administration, and a JD from UC-Berkeley's Boalt Hall School of Law.

     MR. GELLER was appointed to the Board of Directors in November 1995. Since November 1995, Mr. Geller has served as Chairman, Chief Executive Officer, and founding Partner of Geller & Friend Capital Partners, Inc. From 1991 to October 1995, Mr. Geller was the Senior Managing Partner and founder of Golenburg & Geller, Inc., a merchant banking investment Company. From 1988 to 1990, he was Vice Chairman of Gruntal & Company, a New York Stock Exchange listed investment banking firm. From 1967 through 1988, Mr. Geller was a Senior Managing Director of Bear Stearns & Co. Inc. Mr. Geller formerly served as Interim Co-Chairman of Hexcel Corporation. Mr. Geller also serves on the Board of Directors of Players International, Inc., Value Vision International, Inc., Ballantyne of Omaha, Inc., and Styles.

     MR. SHUTLER was Executive Vice President and a Director of MGM Grand, Inc. from February 1991 to November 1995. Thereafter, he was of counsel to the law firm of Beckley, Singleton, Jennison & List, Chartered from April to August 1996, when he was elected Chairman of the Board and Chief Executive Officer of Styles. Mr. Shutler is a graduate of the University of Pennsylvania and Yale Law School.

     MR. IVERSEN has been the Company's Vice president of Sales and Marketing since January 1997. From June 1993 until December 1996, Mr. Iversen served as Senior Vice President and General Manager of the Commercial Business Division of Datametrics Corporation. From 1991 to 1993, Mr. Iversen was founder and President of Nugen Distribution International. From 1984 through 1991 Mr. Iversen served as Vice President of Marketing and Sales for Dataproducts Corporation. Mr. Iversen holds a BSEE and MBA from University of Connecticut, and a MSEE from New York University.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of five meetings during the fiscal year ended December 31, 1996. The Board of Directors maintains an Audit Committee, a Compensation Committee and a Policy Review Committee. During the fiscal year ended December 31, 1996, each director attended at least 75% of the meetings of the Board of Directors held while he was a director and all of the meetings of committees of the Board of Directors on which he served.

     The Audit Committee and the Policy Review Committee did not meet, and the Compensation Committee met one time during the fiscal year ended December 31, 1996. The Audit Committee's functions include recommending to the Board of Directors the engagement of independent auditors, reviewing and approving the services performed by the independent auditors, and reviewing and evaluating the Company's accounting policies and internal accounting controls. The Compensation Committee reviews and approves the compensation of officers and key employees, including the granting of options under the Company's various stock incentive plans. The Policy Review Committee, which has advisory authority, reviews transactions proposed to be entered between Styles and the Company to determine whether a conflict of interest exists and, if so, whether it may be resolved. During the fiscal year ended December 31, 1996, the sole member of the Audit Committee was Dr. Ehringer, the members of the Compensation Committee were Mr. Porter and Mr. Geller.

COMPENSATION OF DIRECTORS

     Under the Company's 1994 Stock Incentive Plan, Directors who are not officers or employees of the Company automatically receive options to purchase 10,000 shares of Common Stock on the date they join the Board of Directors. The exercise price of these options is the current market price of the Common Stock on the date of the grant, and the options become exercisable in annual installments of 2,000 shares beginning on the first anniversary of the date of grant. By resolution of the Board of Directors on January 25, 1995, options granted to certain Directors and Executive Officers were repriced to reflect the current market value. This action was ratified by the stockholders at the Company's 1996 annual meeting.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation paid by the Company to those persons who were, at December 31, 1996, executive officers of the Company (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM
                                    ANNUAL COMPENSATION                COMPENSATION
                                   ----------------------            ----------------
                                                                       SECURITIES
NAME AND PRINCIPAL                                                     UNDERLYING              ALL OTHER
POSITION                       YEAR        SALARY        BONUS       OPTIONS/SARS (1)       COMPENSATION (2)
--------                       ----       --------       -----       ----------------       ----------------
John A. Edling,                1996       $120,000        -0-           100,000 (3)              $3,600
Chairman of the Board,         1995        120,000        -0-           100,000 (3)               3,600
Chief Executive Officer,       1994        120,000        -0-           100,000                   1,500
President, Secretary and
Treasurer

George Ismael, Vice            1996        110,000        -0-           120,000 (3)               3,300
President Engineering,         1995        110,000        -0-           120,000 (3)               3,300
Director 1992                  1994        110,000        -0-           176,079                   1,375

---------------------------------

(1) All numbers reflect the number of shares of Common stock subject to options granted during the fiscal year.

(2) Consists of employer contributions to the Company's section 401(k) plan for these persons.

(3) Represents previously granted options which were repriced on January 25, 1995. The repricing was ratified at the 1996 annual meeting of stockholders.

OPTIONS GRANTS IN LAST FISCAL YEAR

None

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTIONS

     The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during the fiscal years ended December 31, 1996, and the value of options held at fiscal year end.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                 Value of All
                                                                 Unexercised
                                              Number of          In-the-Money
                                          Unexercised Options  Options at Fiscal
                     Shares                at Fiscal Year-End     Year End(1)
                   Acquired on   Value        Exercisable/        Exercisable/
    Name            exercise    Realized     Unexercisable       Unexercisable
    ----            --------    --------     -------------       -------------
John A. Edling       -0-         -0-          66,666/100,000         -0-/-0-

George Ismael        -0-         -0-         136,079/176,079         -0-/-0-

-------------------------------

(1)  None of the outstanding options are "In-the-Money".

EMPLOYMENT AGREEMENTS

     On February 7, 1994, the Company entered into an employment agreement with John A. Edling. This agreement provided that Mr. Edling serve as President of the Company and additionally provided for (a) an initial three-year term, (b) a base salary of $120,000 per annum and (c) options to purchase 45,000 shares of Styles' Common Stock at $8.67 per share. The Styles options granted to Mr. Edling were repriced in May, 1996 to $0.075 per share. The employment agreement expired on February 7, 1997.

     On February 7, 1994, the Company entered into an employment agreement with George Ismael. This agreement provided that Mr. Ismael serve as the Vice President of Engineering and Technology of the Company and additionally provided for (a) an initial three-year term and (b) a base salary in the amount of $110,000 per year. As part of a letter agreement dated November 4, 1993 between Mr. Ismael and Styles (the "letter Agreement'), Mr. Ismael was also granted options to purchase 45,000 shares of Styles Common Stock at $8.67 per share and was also granted the right, during the 90 days following February 7, 1994, to convert such options into options to purchase up to 56,079 shares of the Company Common Stock at $3.21 per share. Mr. Ismael exercised this right in March 1994. Further, pursuant to the terms of the letter Agreement, at February 7, 1994, Mr. Ismael was granted an option to purchase 120,000 shares of the Common Stock of the Company at $4.00 per share pursuant to the Company's 1994 Stock Incentive Plan. Pursuant to the adjustment of the exercise price of such options, Mr. Ismael may purchase Common Stock under the plan at $2.31 per share. The employment agreement expired on February 7, 1997.

     On December 20, 1996, the Company entered into an employment agreement contract with Ronald Iversen for a three year term which expires December 31, 1999. The agreement calls for annual compensation to be paid of $120,000 a year for each of the three years. Pursuant to the employment agreement, on January 2, 1997 the Company issued 90,000 stock options that vest 8.33% per calendar quarter starting the first quarter of 1997. Additionally, the Company issued 60,000 stock options to the employee that vest 8.33% per calendar quarter if certain conditions are met. The exercise price for all options issued to Mr. Iversen is $1.25 per share for those shares vesting in 1997, and for those shares vesting in 1998 and 1999 the exercise price shall be the average closing price of Dycam stock for the first three days of 1998 and 1999 respectively.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange Inc. Executive officers, directors, and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended December 31, 1996, all relevant Section 16(a) filing requirements were complied with.

CERTAIN TRANSACTIONS

     In November 1994 the Company made a secured loan of $500,000 to Styles. The Company determined that it was in the best interests of the Company and its shareholders that it make this loan, which enabled Styles to continue funding Forever Yours, Inc. and the development and manufacture of the Forever Yours, Inc. digital camera system by Forever Yours, Inc. and the Company. In January 1995 the Company approved an additional secured loan of $500,000 to Styles. The two loans have been memorialized in a single note (the "Note") which bears interest at 10% with the entire principal balance plus accrued and unpaid interest thereon due and payable on December 31, 1998. Styles is currently in default under the terms of the note. The note is secured by 1,916,667 shares of the Company's Common Stock owned by Styles.

     On December 13, 1996, Styles signed a letter of intent to sell substantially all of the net assets of Forever Yours to Hasco International. Hasco is a competitor of FYI in the newborn hospital photographic business. Effective January 31, 1997, Styles executed definitive agreements with the buyer for the sale, which is expected to close in April, 1997.

     At the closing, FYI and Dycam will terminate their existing contractual relationships involving the use by FYI of Dycam's cameras, software, and other supporting goods and services, and Hasco and Dycam will enter into a Dycam Master Agreement (the "Dycam Master Agreement") with respect to the assumption of FYI's digital camera lease obligations to Dycam, the leasing by Hasco of additional Dycam digital cameras, and a royalty-free license of certain digital camera technology by Dycam to Hasco, certain hardware and software support services to be provided by Dycam for a three-year period commencing on the closing date and certain additional terms. Under the Dycam Master Agreement, Hasco will be required to pay Dycam specified leasehold payments for leased cameras, a $300,000 fee (payable quarterly over a three-year period) for the support services, and the cost of certain hardware upgrades.

     Styles has agreed to deliver to Hasco an option permitting Hasco to purchase Dycam shares owned by Styles equal to 4.9% of the outstanding shares of the common stock of Dycam on the closing date (approximately 152,921 shares as of January 31, 1997). The exercise price of this three year option to be granted to the buyer will be equal to the average closing price for Dycam common stock during the period from January 31, 1997 through the closing date.

     The sale is subject to the approval of the shareholders of Styles. Styles expects to receive the requisite approval of its stockholders at a meeting planned to be held in May 1997.

                            PRINCIPAL STOCKHOLDERS

     The following table sets forth as of April 28, 1996 certain information relating to the ownership of the Company Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company Common Stock, (ii) each of the Company's directors, (iii) each of the Company's Named Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned. Unless otherwise indicated, the address of each person is c/o Dycam Inc., 9414 Eton Avenue, Chatsworth, California 91311.

                            Number of Shares of
                         Common Stock Beneficially
     Name                          Owned                     Percent
     ----                          -----                     -------
John A. Edling                    128,444 (1)                 3.49

George Ismael                     229,216 (2)                 6.23

James Alexiou                       4,000 (3)                  *

Ann G. Ehringer                     3,000 (4)                  *

Barry Porter                        2,000 (4)                  *

Marshall Geller                     2,000 (4)                  *

Ronald Iversen                      7,497 (5)                  *

Styles on Video, Inc.           1,916,667                    52.07
667 Rancho Conejo Blvd.,
Newbury Park, CA. 91320

Directors and executive
officers as a group
(7 persons)                       376,157 (6)                10.22

-----------------------
*    less than one percent.

(1) Includes 100,000 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or prior to April 28, 1997.

(2) Includes 176,079 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or prior to April 28, 1997 and 3,137 shares of Common Stock held of record by Mr. Ismael's wife.

(3) Includes 6,000 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or prior to April 28, 1997.

(4) Includes 2,000 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or prior to April 28, 1997.

(5) Includes 7,497 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or prior to April 28, 1997.

(6) Includes 276,079 shares of Common Stock reserved for issuance upon exercise of stock options which are or will become exercisable on or prior to April 28, 1996 and 4,137 shares of Common Stock held by officer's or director's spouses.

                           PROPOSALS OF STOCKHOLDERS

     In September 1995, the Board of Directors amended the Company's Bylaws to provide that in order for a stockholder proposal to be considered for inclusion in the Company's proxy statement and the form of proxy to be used in connection with an Annual Meeting of Stockholders, such proposal must be received by the Company not less than 120 calendar days in advance of the date that the Company's proxy statement was released to the Company's stockholders in connection with the previous year's Annual Meeting of Stockholders. If, however, no Annual Meeting of Stockholders was held during the previous year, the date of the previous year's Annual Meeting of Stockholders was changed by more than 30 days from the date contemplated at the time of the release of the previous year's proxy statement, or if no proxy statement was released in connection with the previous year's Annual Meeting of Stockholders, stockholder proposals must be received by the Company at least 90 days before the Company makes a solicitation of proxies in connection with the Annual Meeting of Stockholders. Stockholder proposals which are to be considered for inclusion in proxy statements to be distributed in connection with Special Meetings of Stockholders must be received by the Company at least 90 days before the Company solicits proxies in connection with the Special Meeting of Shareholders. Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1997 Annual Meeting must be received by the Company no later than March 2, 1997 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Corbin & Wertz, independent accountants, were selected by the Board of Directors to serve as independent auditors of the Company for the fiscal year ended December 31, 1996. The board is seeking the ratification of the selection of Corbin & Wertz as the Company's independent accountants for the fiscal year ended December 31, 1996. Representatives of Corbin & Wertz are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will respond to appropriate questions from stockholders. Proxies not otherwise indicated will be voted in favor of the ratification of Corbin & Wertz as the Company's independent accountants.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

                                   EXPENSES

     The entire cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail, telephone, telegraph and personal contact by officers and other employees of the Company, who will not receive additional compensation for such services. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Company's Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

                         ANNUAL REPORT TO STOCKHOLDERS
                           AND REPORT ON FORM 10-KSB

     The Company's Annual Report for the fiscal year ended December 31, 1996, which contains the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996 as filed with the Securities and Exchange Commission including the financial statements and schedules thereto but excluding exhibits thereto, is being mailed to stockholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.


                                        ON BEHALF OF THE BOARD OF DIRECTORS



                                        John A. Edling
                                        Secretary


DATED: June 30, 1997

PROXY          DYCAM INC.

     Solicited on behalf of the Board of Directors of DYCAM INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on July 30, 1997, at 10:00 A.M., at 9777 Topanga Canyon Boulevard., Chatsworth, California.

     The undersigned hereby appoints John Edling and George Ismael, or either one of them, as Proxies, with full power of substitution, to vote all shares of Common Stock of the Company held of record by the undersigned on July 30, 1997 at the meeting or at any adjournments thereof, on the proposals set forth below and in their discretion upon such other business as may properly come before the Meeting.

     The Board of Directors recommends a vote for all Nominees listed in Proposal 1 and adoption of Proposal 2.

1.   ELECTION OF DIRECTORS

     [_] FOR all nominees listed below for the terms set forth in the Proxy
         Statement (except as marked to the contrary below).

     [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

                   John A. Edling       George Ismael
                   K. Eugene Shutler    Ann Graham Ehringer
                   Barry Porter         Marshall Geller

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the line provided below.)

2. Ratification of the selection of Corbin & Wertz as the Company's independent accountants for the fiscal year ended December 31, 1996.

              For [_]             Against [_]        Abstain [_]

3. Transact such other business as may properly come before the meeting and any adjournments thereof

     This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is given, this proxy will be voted for all of the nominees in Proposal 1 and for Proposal 2. All proxies heretofore given by the undersigned are hereby revoked. Receipt of the Proxy Statement dated June 30, 1997 is acknowledged.

     Please mark, sign, date and return this Proxy in the accompanying prepaid envelope.

                                        Date:                       , 1997
                                             -----------------------


                                        ---------------------------------
                                                    (Signature)


                                        ---------------------------------
                                                    (Signature)


                                        Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please include full title.